Exhibit 99.2

               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                          Stock Symbol: UBSI
               (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                           Three Months Ended      Six Months Ended
               -------------------------------------------------------
                          June    June     March     June       June
                          2003    2002     2003      2003       2002
               -------------------------------------------------------



Interest & Loan Fees
 Income                 $74,261  $84,738  $77,224  $151,485  $169,976
Tax Equivalent
 Adjustment               2,456    2,779    2,566     5,022     5,582
                     ----------- -------- -------- --------- ---------
     Interest & Fees
      Income (FTE)       76,717   87,517   79,790   156,507   175,558
Interest Expense         26,567   33,322   29,595    56,162    67,912
                     ----------- -------- -------- --------- ---------
     Net Interest
      Income (FTE)       50,150   54,195   50,195   100,345   107,646

Loan Loss Provision       2,296    1,675    1,455     3,751     3,902

Non-Interest Income:
  Inv. Securities
   Transactions             931     (289)     866     1,797      (593)
  Income from
   Fiduciary
   Activities             2,462    2,115    2,275     4,737     4,389
  Service Charges on
   Deposits               8,943    7,833    8,121    17,064    14,988
  Income from
   Mortgage Banking
   Operations            14,267    7,148   11,972    26,239    13,598
  Other Non-Interest
   Revenue                1,188      463      361     1,549       825
                     ----------- -------- -------- --------- ---------
     Total Non-
      Interest Income    27,791   17,270   23,595    51,386    33,207
                     ----------- -------- -------- --------- ---------

Non-Interest Expense:
  Staff Expense          24,189   19,158   21,631    45,820    36,772
  Occupancy &
   Equipment Expense      3,264    3,421    3,316     6,580     6,060
  Other Expenses         12,462   11,667   11,647    24,109    22,493
  Amortization of
   Intangibles              424      249      434       858       834
  OREO Expense               (8)     168      248       240       333
  FDIC Expense              279      166      289       568       367
                     ----------- -------- -------- --------- ---------
     Total Non-
      Interest
      Expense            40,610   34,829   37,565    78,175    66,859
                     ----------- -------- -------- --------- ---------

Pre-Tax Earnings
 (FTE)                   35,035   34,961   34,770    69,805    70,092

Tax Equivalent
 Adjustment               2,456    2,779    2,566     5,022     5,582
                     ----------- -------- -------- --------- ---------

Reported Pre-Tax
 Earnings                32,579   32,182   32,204    64,783    64,510

Taxes                     9,774    9,976    9,661    19,435    20,483
                     ----------- -------- -------- --------- ---------

Net Income              $22,805  $22,206  $22,543   $45,348   $44,027
                     =========== ======== ======== ========= =========
MEMO: Effective Tax
 Rate                     30.00%   31.00%   30.00%    30.00%    31.75%

               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

Consolidated Balance
 Sheets
                                   June 30       June 30
                                    2003          2002
                                    Q-T-D         Q-T-D      June 30
                                   Average       Average      2003
                                  ----------- ----------- -----------

Cash & Cash Equivalents             $181,817    $141,466    $176,815

Securities Available
 for Sale                          1,059,398   1,209,025   1,055,532
Held to Maturity
 Securities                          260,481     227,577     258,272
                      ----------------------- ----------- -----------
  Total Securities                 1,319,879   1,436,602   1,313,804
                      ----------------------- ----------- -----------
     Total Cash and
      Securities                   1,501,696   1,578,068   1,490,619
                      ----------------------- ----------- -----------

  Loans held for sale                437,935     201,183     548,767

  Commercial Loans                 1,830,901   1,897,275   1,851,345
  Mortgage Loans                   1,306,109   1,276,535   1,306,502
  Consumer Loans                     348,942     354,221     357,460
                      ----------------------- ----------- -----------

     Loans, net of
      unearned income              3,485,952   3,528,031   3,515,307

Allowance for Loan
 Losses                              (46,591)    (47,920)    (46,844)

Goodwill                              89,600      91,752      89,596
Other Intangibles                      5,252       7,074       5,012
                      ----------------------- ----------- -----------
   Total Intangibles                  94,852      98,826      94,608

Other Real Estate
 Owned                                 4,176       3,967       3,834
Other Assets                         124,848     121,374     146,715
                      ----------------------- ----------- -----------
     Total Assets                 $5,602,868  $5,483,529  $5,753,006
                      ======================= =========== ===========

MEMO: Earning Assets              $5,245,649  $5,143,965  $5,392,191
                      ======================= =========== ===========

Interest-bearing
 Deposits                         $3,056,808  $3,133,439  $2,992,378
Noninterest-bearing
 Deposits                            727,948     585,572     859,589
                      ----------------------- ----------- -----------
   Total Deposits                  3,784,756   3,719,011   3,851,967

Short-term Borrowings                502,444     477,185     534,470
Long-term Borrowings                 715,815     689,795     757,938
                      ----------------------- ----------- -----------
   Total Borrowings                1,218,259   1,166,980   1,292,408

Other Liabilities                     51,001      74,348      61,537
                      ----------------------- ----------- -----------

     Total Liabilities             5,054,016   4,960,339   5,205,912
                      ----------------------- ----------- -----------

Common Equity                        548,852     523,190     547,094
                      ----------------------- ----------- -----------
     Total
      Shareholders'
      Equity                         548,852     523,190     547,094
                      ----------------------- ----------- -----------

Total Liabilities &
 Equity                           $5,602,868  $5,483,529  $5,753,006
                      ======================= =========== ===========


               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

Consolidated Balance
 Sheets

                                              December 31     June 30
                                                 2002           2002
                                             ------------   ----------
Cash & Cash
 Equivalents                                     $175,363    $160,025

Securities Available
 for Sale                                       1,022,314   1,138,842
Held to Maturity
 Securities                                       263,176     273,270
                      ------------------------------------ -----------
  Total Securities                              1,285,490   1,412,112
                      ------------------------------------ -----------
     Total Cash and
      Securities                                1,460,853   1,572,137
                      ------------------------------------ -----------

  Loans held for sale                             582,718     284,230

  Commercial Loans                              1,885,275   1,943,177
  Mortgage Loans                                1,335,606   1,283,580
  Consumer Loans                                  352,280     363,548
                      ------------------------------------ -----------

     Loans, net of
      unearned income                           3,573,161   3,590,305

Allowance for Loan
 Losses                                           (47,387)    (47,746)

Goodwill                                           90,416      91,925
Other Intangibles                                   5,869       6,771
                      ------------------------------------ -----------
   Total Intangibles                               96,285      98,696

Other Real Estate
 Owned                                              4,267       4,116
Other Assets                                      122,122     123,392
                      ------------------------------------ -----------
     Total Assets                              $5,792,019  $5,625,130
                      ==================================== ===========

MEMO: Earning Assets                           $5,454,471  $5,294,863
                      ==================================== ===========

Interest-bearing
 Deposits                                      $3,161,620  $3,128,082
Noninterest-bearing
 Deposits                                         739,228     687,229
                      ------------------------------------ -----------
   Total Deposits                               3,900,848   3,815,311

Short-term Borrowings                             573,549     526,268
Long-term Borrowings                              708,573     689,514
                      ------------------------------------ -----------
   Total Borrowings                             1,282,122   1,215,782

Other Liabilities                                  67,510      60,854
                      ------------------------------------ -----------

     Total Liabilities                          5,250,480   5,091,947
                      ------------------------------------ -----------

Common Equity                                     541,539     533,183
                      ------------------------------------ -----------
     Total
      Shareholders'
      Equity                                      541,539     533,183
                      ------------------------------------ -----------

Total Liabilities &
 Equity                                        $5,792,019  $5,625,130
                      ==================================== ===========

               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                          Stock Symbol: UBSI
               (In Thousands Except for Per Share Data)

                                   -----------------------------------
                                            Three Months Ended
                                   -----------------------------------
                                        June        June        March
Quarterly/Year-to-Date Share Data:      2003        2002         2003
                                   ----------- ----------- -----------

Earnings Per Share:
     Basic                              $0.55       $0.52       $0.54
     Diluted                            $0.54       $0.51       $0.53

Common Dividend Declared Per Share      $0.25       $0.23       $0.25

High Common Stock Price                $30.93      $32.25      $30.51
Low Common Stock Price                 $27.40      $27.18      $26.58

Average Shares Outstanding: (Net of Treasury
 Stock):
     Basic                         41,597,646  42,691,886  41,891,007
     Diluted                       42,067,728  43,391,049  42,355,229

Memorandum Items:

Tax Applicable to Security
 Transactions                            $326       ($101)       $303

Common Dividends                      $10,373      $9,801     $10,426


                                  -----------------------------------
                                                    Six Months Ended
                                   -----------------------------------
                                                    June         June
Quarterly/Year-to-Date Share Data:                  2003         2002
                                   ----------------------- -----------

Earnings Per Share:
     Basic                                          $1.09       $1.03
     Diluted                                        $1.07       $1.01

Common Dividend Declared Per Share                  $0.50       $0.46

High Common Stock Price                            $30.93      $32.25
Low Common Stock Price                             $26.58      $27.18

Average Shares Outstanding: (Net of Treasury
 Stock):
     Basic                                     41,752,969  42,793,408
     Diluted                                   42,220,476  43,466,954

Memorandum Items:

Tax Applicable to Security
 Transactions                                        $629       ($208)

Common Dividends                                  $20,799     $19,670

                                     June         June       March
EOP Share Data:                      2003         2002       2003
                               -----------    -----------  -----------

Book Value Per Share               $13.20       $12.53      $12.98
Tangible Book Value Per Share      $10.91       $10.21      $10.70

52-week High Common Stock Price    $31.65       $32.25      $32.25
    Date                         08/20/02     05/06/02    05/06/02
52-week Low Common Stock Price     $24.88       $23.20      $24.88
    Date                         07/24/02     09/21/01    07/24/02

EOP Shares Outstanding
(Net of Treasury Stock):        41,461,389  42,560,428  41,744,719

Memorandum Items:

EOP Employees (full-time
 equivalent)                        1,509        1,399       1,500



                             UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                          Charleston, WV
                                       Stock Symbol:  UBSI
                             (In Thousands Except for Per Share Data)

                             Three Months Ended      Six Months Ended
                           ---------------------  --------------------
                             June     June     March    June     June
                             2003     2002     2003     2003     2002
                           -------  -------  -------  -------  -------

Selected Yields and Net Interest
 Margin:

Loans                        6.26%    7.14%    6.39%    6.33%    7.21%
Investment Securities        4.85%    6.09%    5.30%    5.11%    6.20%
Money Market Investments/FFS 1.78%    1.27%    1.16%    1.32%    1.66%
   Average Earning
    Assets Yield             5.86%    6.81%    6.00%    5.93%    6.86%
Interest-bearing Deposits    1.77%    2.60%    2.12%    1.95%    2.70%
Short-term Borrowings        1.67%    2.02%    1.69%    1.68%    2.03%
Long-term Borrowings         6.15%    6.19%    6.19%    6.17%    6.16%
   Average Liability Costs   2.49%    3.11%    2.72%    2.61%    3.18%
     Net Interest Spread     3.37%    3.71%    3.28%    3.32%    3.68%
     Net Interest Margin     3.83%    4.22%    3.76%    3.79%    4.19%

Selected Financial
 Ratios:

Return on Average
 Common Equity              16.67%   17.02%   16.67%   16.67%   17.10%
Return on Average
 Assets                      1.63%    1.62%    1.60%    1.62%    1.62%
Efficiency Ratio            52.19%   47.96%   50.58%   51.41%   46.44%

                                              June     June    March
                                              2003     2002     2003
                                            -------- -------- --------
Loan / Deposit
 Ratio                                        91.26%   94.10%   87.92%
Allowance for Loan Losses / Loans,
 net of unearned income                        1.33%    1.33%    1.34%
Nonaccrual Loans / Loans, net of
 unearned income                               0.22%    0.21%    0.29%
90-Day Past Due Loans/ Loans, net
 of unearned income                            0.17%    0.21%    0.19%
Non-performing Loans/ Loans, net of
 unearned income                               0.38%    0.42%    0.47%
Non-performing Assets/ Total
 Assets                                        0.30%    0.52%    0.36%
Primary Capital Ratio                         10.24%   10.24%   10.04%
Shareholders' Equity Ratio                     9.51%    9.48%    9.32%
Price / Book Ratio                             2.17x    2.35x    2.13x
Price / Earnings Ratio                        13.33x   14.50x   13.01x


                           June      June   December  March
Credit Quality             2003      2002     2002     2003
 Data:
                   --------------- -------- -------- --------

EOP Non-Accrual
 Loans                     $7,595   $7,384   $6,890   $9,979
EOP 90-Day Past Due
 Loans                      5,817    7,604    8,461    6,594
                   --------------- -------- -------- --------
   Total EOP Non-
    performing
    Loans                 $13,412  $14,988  $15,351  $16,573

EOP Non-performing
 Securities                     0   10,000        0        0
EOP Other Real
 Estate & Assets
 Owned                      3,834    4,116    4,267    4,086
                   --------------- -------- -------- --------
   Total EOP Non-
    performing
    Assets                $17,246  $29,104  $19,618  $20,659
                   =============== ======== ======== ========

                           Three Months Ended          Year to Date
                   --------------------------------- -----------------
                        June        June     March     June     June
Charge-off              2003        2002     2003      2003     2002
 Analysis:
                   --------------- -------- -------- -------- --------

Gross Charge-offs         ($2,737) ($2,187) ($2,256) ($4,993) ($4,590)
Recoveries                    300      369      399      699    1,026
                   --------------- -------- -------- -------- --------
Net Charge-offs           ($2,437) ($1,818) ($1,857) ($4,294) ($3,564)
                   =============== ======== ======== ======== ========



    CONTACT: United Bankshares, Inc.
             Steven E. Wilson, 304-424-8704